         REGISTRATION RIGHTS AGREEMENT, dated as of February 28, 2002, between MERRIMAC INDUSTRIES, INC., a Delaware corporation ("Merrimac"), and DUPONT CHEMICAL AND ENERGY OPERATIONS, INC. ("DCEO"), a Delaware corporation and wholly-owned subsidiary of E.I. DU PONT DE NEMOURS AND COMPANY, a Delaware corporation ("DuPont").

         WHEREAS, Merrimac and DCEO have entered into a Subscription Agreement (the "Subscription Agreement"), dated as of February 28, 2002, pursuant to which Merrimac has issued and sold to DCEO, and DCEO has purchased from Merrimac, 528,413 shares of Merrimac's Common Stock (the "Shares"); and

         WHEREAS, as a condition to DCEO's obligations under the Subscription Agreement, Merrimac is entering into this Agreement in order to provide DCEO with certain rights to register the Shares.

         NOW, THEREFORE, the parties agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

         1.1 "Common Stock" means Merrimac's Common Stock, $0.01 par value per share.

         1.2 "Exchange Act" means the Securities Exchange Act of 1934.

         1.3 "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act.

         1.4 "Other Holders" means the Persons having registration rights with respect to the Common Stock pursuant to the Other Registration Agreements.

         1.5 "Other Registration Agreements" means the registration rights agreements between Merrimac and holders of securities of Merrimac other than DCEO.

         1.6 "Person" shall mean any individual, sole proprietorship, partnership, corporation, limited liability company, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity.

         1.7 "Registrable Shares" means all or any portion of the Shares, or other shares of Common Stock issued to DCEO on or with respect to the Shares, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise; provided, that the Registrable Shares will cease to be Registrable Shares when and to the extent that (a) a Registration Statement covering such Registrable Shares has been declared effective under the Securities Act and such Registrable Shares have been disposed of pursuant to such effective Registration Statement, (b) such Registrable Shares are distributed to the public pursuant to Rule 144 or (c) such Registrable Shares are no longer held by DCEO or a permitted transferee under the Subscription Agreement.

         1.8 "Registration Statement" means a registration statement of Merrimac under the Securities Act on any form (to be selected by Merrimac) for which Merrimac then qualifies and which permits the sale thereunder of the Registrable Shares requested by DCEO pursuant to this Agreement to be included therein. The term Registration Statement shall also include all exhibits and financial statements and schedules and documents incorporated by reference in such Registration Statement when it becomes effective under the Securities Act, and in the case of references to the Registration Statement as of a date subsequent to its effective date, as amended or supplemented as of such date.

         1.9 "Rule 144" means Rule 144 (or any successor provision then in force) under the Securities Act, as promulgated by the SEC.

         1.10 "SEC" means the Securities and Exchange Commission.

         1.11 "Securities Act" means the Securities Act of 1933.

2.     Registration Rights.

         2.1 Demand Registrations.

                    (a) If Merrimac shall receive, at any time beginning 90 days prior to the second anniversary of the date hereof, a written request from DCEO or a permitted transferee under the Subscription Agreement to file a Registration Statement covering the registration of at least the lesser of (i) 50% of the Registrable Shares then outstanding or (ii) Registrable Shares having an anticipated aggregate public offering price of at least $1.0 million, then Merrimac shall use its commercially reasonable efforts to file as soon as practicable and to effect, within 90 days of the receipt of such request, the registration under the Securities Act of all Registrable Shares which DCEO requests to be registered. Merrimac shall not be obligated to register any shares pursuant to this Section 2.1(a) after Merrimac has effected two Registration Statements pursuant to this Section 2.1(a) and such Registration Statements have been declared or ordered effective. Registration Statements effected pursuant to Section 2.1(b) shall not affect the two Registration Statements permitted under this Section 2.1(a).

                    (b) In addition to the registration rights provided pursuant to Section 2.1(a), if Merrimac (i) shall receive, at any time beginning 90 days prior to the second anniversary of the date hereof, a written request from DCEO or a permitted transferee under the Subscription Agreement to file a Registration Statement on Form S-3 covering the registration of at least 50,000 shares of the Registrable Shares pursuant to a non-underwritten offering and (ii) is entitled, at the time the registration statement is requested, to use Form S-3 to register such shares, then Merrimac shall use its commercially reasonable efforts to file as soon as practicable and to effect, within 90 days of the receipt of such request, the registration under the Securities Act on Form S-3 of all Registrable Shares which DCEO requests to be registered. Merrimac shall not be obligated to register any Registrable Shares pursuant to this Section 2.1(b) on more than two occasions within any twelve-month period. Registration Statements effected pursuant to
Section 2.1(a) shall not affect the Registration Statements permitted under this Section 2.1(b).

                    (c) If DCEO intends to distribute the Registrable Shares covered by its request by means of an underwriting, it shall so advise
Merrimac as a part of its request made pursuant to Section 2.1(a) hereof. The underwriters will be selected by Merrimac and shall be reasonably acceptable to DCEO. In such an event, the right of DCEO to include the Registrable Shares in such Registration Statement shall be conditioned upon DCEO entering into an underwriting agreement, in customary form, with the underwriters.

                    (d) Notwithstanding the foregoing, if Merrimac shall furnish to DCEO a certificate signed by the President of Merrimac stating that, in the good faith judgment of the Board of Directors of Merrimac, it would be seriously detrimental to Merrimac and its stockholders for such Registration Statement to be filed, Merrimac shall have the right to defer such filing for a period of not more than 60 days after receipt of the request for registration pursuant to Section 2.1(a) or (b) hereof; provided, however, that Merrimac may not utilize this Section 2.1(d) more than once in any twelve-month period.

                    (e) Pursuant to the Other Registration Agreements, Merrimac shall offer to the Other Holders the right to participate in and include their securities in a Registration Statement required to be filed pursuant to Section 2.1(a) or (b) hereof. In the event that an underwriting is requested by DCEO pursuant to Section 2.1(c) hereof, the right of any Other Holders to include their securities in such Registration Statement shall be conditioned upon the inclusion of such Other Holders' securities in the underwriting and their entering into an underwriting agreement, in customary form, with the underwriters on substantially the same terms as DCEO's agreement with the underwriters. Notwithstanding any other provision of this
Section 2.1, if the underwriters advise Merrimac in writing that marketing factors require a limitation of the number of securities to be underwritten, then Merrimac shall so advise DCEO and all Other Holders desiring to participate in such offering. The amount of securities that may be included in the underwriting shall be allocated, first, to all of the Shares requested to be registered by DCEO and, second, if the underwriters approve, and there is sufficient space left in the underwriting, among all Other Holders requesting participation in such offering, in accordance with the provisions of the Other Registration Agreements or, if no such provisions are applicable, pro rata, based on the number of shares requested to be included therein by the Other Holders. Any Registrable Shares excluded from such underwriting shall be withdrawn from the Registration Statement.

                    (f) Merrimac shall not be obligated to file a Registration Statement pursuant to this Section 2.1:

                          (i) if Merrimac has effected a registration pursuant
to an Other Registration Agreement within the 90-day period preceding such request, during the period of 90 days after the effective date of such registration; or

                          (ii) during the period starting with the date no more
than 30 days prior to Merrimac's good faith estimate of the date of filing of, and ending on a date 90 days after the effective date of, a Registration Statement pursuant to Section 2.2 hereof in which Merrimac is registering securities for sale by it; provided, that (1) Merrimac is actively employing in good faith all reasonable efforts to cause such Registration Statement to become effective and (2) Merrimac has notified DuPont of its good faith estimate of such period before or promptly after its commencement.

                    (g) Notwithstanding anything to the contrary contained in any other provision of this Agreement, Merrimac shall not be required to effect a registration under the Securities

Act of an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor provision then in force) under the Securities Act (a "Shelf Registration") or maintain the effectiveness of a Registration Statement to effect a Shelf Registration.

         2.2 Piggyback Registration.

                    (a) If Merrimac proposes to register any of its securities under the Securities Act whether (i) a registration for the sale of securities by Merrimac (other than a registration relating solely to the sale of securities to participants in a Merrimac stock option, stock issuance or other incentive plan or a transaction covered by Rule 145 under the Securities Act) or (ii) a demand registration effected by Merrimac for Other Holders pursuant to the Other Registration Agreements (either such case, a "Piggyback Registration"), Merrimac shall promptly give to DCEO written notice of such registration, setting forth whether such registration is one in which Merrimac is registering securities for sale by it or is pursuant to the demand of Other Holders under Other Registration Agreements, including Merrimac's good faith estimate of the date of filing of a registration statement for such registration. Unless otherwise expressly prohibited by an Other Registration Agreement pursuant to which a demand registration is being filed, Merrimac shall, upon the written request of DCEO given within 20 days after receipt of such notice from Merrimac, use its commercially reasonable efforts to register under the Securities Act all of the Registrable Shares that DCEO has requested to be registered. Merrimac agrees that no future Other Registration Agreement, and no amendment to the current Other Registration Agreements, will contain any limitations on DCEO's rights set forth in the preceding sentence not contained in the Other Registration Agreements as currently in effect.

                    (b) If a Piggyback Registration is an underwritten offering and the underwriters determine, in their opinion, that the total number of shares requested to be offered and sold pursuant thereto would jeopardize the success of such offering, then, if such registration is made pursuant to demand registrations under Other Registration Agreements, the number of shares that will be included in such registration shall be allocated, first, to all of the securities to be offered by Merrimac, second, to all of the shares the Other Holders, if any, have demanded be registered pursuant to demand registrations made under Other Registration Agreements, and, third, to the extent there is sufficient space, to all other stockholders of Merrimac (including DCEO) requesting to have shares included in such registration, on a pro rata basis, based on the number of shares requested to be included therein. If a Piggyback Registration described in this Section 2.2(b) is not made pursuant to demand registrations under Other Registration Agreements, the allocation shall be, first, to all of the securities to be offered by Merrimac, and second, to the extent there is sufficient space, to all other stockholders of Merrimac (including DCEO and the Other Holders) requesting to have securities included in such registration, on a pro rata basis, based on the number of shares requested to be included therein.

         2.3 Obligations of Merrimac. Whenever required under this Article 2 to effect the registration of any Registrable Shares, Merrimac shall, as expeditiously as reasonably practicable:

                    (a) Subject to Section 2.1(d), prepare and file with the SEC a Registration Statement on any form for which Merrimac then qualifies or which counsel for Merrimac deems appropriate, and DCEO's counsel in its reasonable judgment, agrees, and use its commercially reasonable efforts to cause such Registration Statement to become effective; and, upon the request of DCEO, keep such Registration Statement effective for a period ending on the sooner to occur of 180 days or DCEO completing the distribution relating thereto; provided, however, that such 180 days shall be extended for a period of time equal to the period DCEO agrees to refrain from selling any Registrable Shares included in such Registration Statement at the written request of Merrimac in accordance with Section 2.4 hereof or an underwriter.

                    (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

                    (c) Furnish DCEO with such number of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of the Registrable Shares included in such Registration Statement.

                    (d) Use its commercially reasonable efforts to register and qualify the Registrable Shares included in such Registration Statement under such blue sky laws of such jurisdictions as shall be reasonably requested by DCEO, provided that Merrimac shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions in which it is not required for business purposes to file or qualify.

                    (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in customary form, with the managing underwriter of such offering.

                    (f) Notify DCEO, when a prospectus relating to the Registrable Shares included in a Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, as promptly as shall be practicable, correct such prospectus.

                    (g) Cause all such Registrable Shares registered hereunder to be listed on each securities exchange in which similar securities issued by Merrimac are then listed.

                    (h) Provide a transfer agent and registrar for all Registrable Shares registered hereunder and a CUSIP number for all such Registrable Shares, in each case not later than the effective date of such Registration Statement.

                    (i) Take such other commercially reasonable efforts as are necessary to carry out its obligations hereunder.

         2.4 Delay of Effective Registration Statement. Upon receipt of written notice from Merrimac of the happening of any event of the kind described in
Section 2.3(f), DCEO shall forthwith discontinue disposition of the Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until DCEO receives copies of the supplemented or amended prospectus (at Merrimac's expense), and, if so directed by Merrimac, DCEO shall deliver to Merrimac (at Merrimac's expense) all copies, other than permanent file copies, of the then current prospectus then in DCEO's possession covering such Registrable Shares.

         2.5 Furnish Information. It shall be a condition precedent to the obligations of Merrimac to take any action pursuant to this Article 2 that DCEO shall furnish to Merrimac such relevant information regarding itself, the Registrable Shares held by it, and the intended method of disposition of such securities, as shall be required to effect the registration of the Registrable Shares.

         2.6 Expenses of Registration.

                    (a) Except as provided in Section 2.6(b), all expenses, including all registration, filing and qualification fees, printers' and accounting fees and fees and disbursements of counsel for Merrimac, shall be borne by Merrimac in connection with the registration of the Registrable Shares pursuant to Section 2.1 or 2.2; provided, however, that Merrimac shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn solely at the request of DCEO (in which case DCEO shall bear such out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement), unless DCEO agrees to forfeit its right to one demand registration pursuant to Section 2.1(a).

                    (b) DCEO will pay any fees or disbursements of its counsel, and all underwriting discounts and commissions and transfer taxes, if any, allocable to the Registrable Shares being registered, and other fees, costs and expenses relating to the sale or disposition of the Registrable Shares pursuant to a Registration Statement.

         2.7 Delay of Registration. DCEO agrees not to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article 2.

         2.8 Indemnification. In the event any Registrable Shares are included in a Registration Statement under this Article 2:

                    (a) To the extent permitted by law, Merrimac will indemnify and hold harmless DCEO and any underwriter (as defined in the Securities Act) for DCEO against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by Merrimac of the Securities Act, any state securities law or any rule or regulation promulgated under the Securities Act or any state securities law; and Merrimac will pay to DCEO or such underwriter, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section

2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Merrimac (which consent shall not be unreasonably withheld), nor shall Merrimac be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs (x) in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by DCEO or such underwriter, (y) results from DCEO's failure to deliver a copy of the prospectus or any amendments or supplements thereto after Merrimac has furnished DCEO with a sufficient number of copies of same or (z) results from DCEO's delivery of prospectuses after Merrimac has notified DCEO in writing to discontinue delivery of such prospectuses pursuant to Section 2.4 hereof.

                    (b) To the extent permitted by law, DCEO will indemnify and hold harmless Merrimac, each of its directors, officers, agents, representatives and affiliates and any underwriter against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished by DCEO expressly for use in connection with such registration; and DCEO will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 2.8(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of DCEO, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section 2.8(b) exceed the net proceeds from the offering received by DCEO, except in the case of willful misconduct by DCEO.

                    (c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel and to control its own defense, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 2.8.

                    (d) If the indemnification provided for in this Section
2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by DCEO under this Section 2.8(d) exceed the net proceeds from the offering received by DCEO, except in the case of willful misconduct by DCEO. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                    (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                    (f) The obligations of Merrimac and DCEO under this
Section 2.8 shall survive the completion of any offering of Registrable Shares in a Registration Statement under this Article 2.

         2.9 Reports Under the Exchange Act. With a view to making available to DCEO the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit DCEO to sell the Registrable Shares to the public without registration or pursuant to a registration, Merrimac agrees to:

                    (a) make and keep public information available, as those terms are defined in Rule 144, so long as Merrimac remains subject to the periodic reporting requirements under Section 13 or 15(d) of the Exchange Act;

                    (b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of Merrimac under the Securities Act and the Exchange Act; and

                    (c) furnish to DCEO, so long as DCEO owns the Registrable Shares, forthwith upon request (i) a written statement by Merrimac that it has complied with the reporting requirements of Rule 144 and the Exchange Act,
(ii) a copy of the most recent annual or quarterly report of Merrimac and such other reports and documents so filed by Merrimac, (iii) if requested by DCEO, an opinion of counsel as to the availability of Rule 144 for DCEO to sell the Registrable Shares and (iv) such other information as may be reasonably requested in availing DCEO of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         2.10 Assignment of Registration Rights. The right to cause Merrimac to register the Registrable Shares and other rights granted pursuant to this
Article 2 may only be assigned (and only subject to all related obligations) to transferees permitted under the Subscription Agreement.

         2.11 Market Stand-Off Agreement. (a) With respect to a Registration Statement in which Merrimac is registering securities for sale by it, or a Piggyback Registration in which either DCEO has not requested any Shares be included after having been offered such right or has had registered more than 50% of the Shares it requested to be so registered, DCEO agrees that, during the period (up to, but not exceeding, 180 days) specified by Merrimac and an underwriter, following the date of the final prospectus distributed in connection with the Registration Statement, it shall not, to the extent requested by Merrimac and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees and permitted assignees who agree to be similarly bound) any securities of Merrimac held by it at any time during such period except Common Stock purchased in the public offering and Common Stock purchased in an open market transaction; provided, however, that all officers and directors of Merrimac and the Other Holders enter into similar agreements; provided, further, that Merrimac may not utilize this Section 2.11 more than once in any eighteen-month period.

                    (b) With respect to a Registration Statement other than those described in Section 2.11(a), the provisions of Section 2.11(a) shall apply to DCEO; provided, however, that DCEO may sell Shares held by it pursuant to Rule 144 of the Securities Act after 30 days following the date of the final prospectus distributed in connection with such Registration Statement; and provided, further, that DCEO may exercise its rights under
Section 2.1 after 90 days following the date of the final prospectus distributed in connection with such Registration Statement, but only to the extent of the number of Shares it requested be registered in such Registration Statement which was not so registered.

                    (c) In order to enforce the foregoing covenants, Merrimac may impose stop-transfer instructions with respect to the Registrable Shares until the end of such period, and DCEO agrees that, if so requested, it will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 2.11.

                    (d) Notwithstanding the foregoing, the obligations described in this Section 2.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

         2.12 Termination of Registration Rights. DCEO shall not be entitled to exercise any right provided for in this Article 2 after such time as Rule 144 of the Securities Act or another similar exemption under the Securities Act is available for the sale of all of the Registrable Shares during a three month period.

         2.13 Priority of Demands. For all purposes of this Article 2, any registration demanded by DCEO pursuant to Section 2.1(a) or (b) shall have priority over any registration subsequently demanded by an Other Holder pursuant to an Other Registration Agreement, and any registration demanded by an Other Holder pursuant to an Other Registration Agreement shall have priority over any registration subsequently demanded by DCEO pursuant to Section 2.1 (a) or (b).

3.     Miscellaneous.

         3.1 Entire Agreement; Successors and Assigns. This Agreement, the Subscription Agreement and the Employee Loan Agreement and Memorandum of Understanding, dated as of February 28, 2000, between Merrimac and DCEO or DuPont (collectively, the "Transaction Agreements") constitute the entire agreement between the parties relating to the subject matter thereof and no party shall be liable or bound to the other in any manner by any representations, warranties or covenants except as specifically set forth therein. Any previous agreement among the parties with respect to the Registrable Shares is superseded by the Transaction Agreements. The terms of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Except as expressly provided herein, nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         3.2 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law. Each party also waives any right to trial by jury.

         3.3 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         3.4 Headings. The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

         3.5 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (i) upon personal delivery or facsimile transmissions (with confirmation of receipt); (ii) five business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iii) one business day after deposit with a nationally recognized overnight carrier, specifying next business day delivery, with written verification of receipt, in each case, to the party to be notified at such party's address as set forth in the Subscription Agreement or as subsequently modified by written notice.

         3.6 Amendments and Waivers. Unless a particular provision or section of this Agreement requires otherwise explicitly in a particular instance, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Merrimac and DCEO.

         3.7 Severability. In case any provision of this Agreement shall be determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.


                                            MERRIMAC INDUSTRIES, INC.


                                            By: /s/ Mason N. Carter
                                               ------------------------
                                            Name:  Mason N. Carter
                                            Title: Chairman, President and
                                                     Chief Executive Officer




                                            DUPONT CHEMICAL AND
                                            ENERGY OPERATIONS, INC.


                                            By: /s/ David B. Miller
                                               ------------------------
                                            Name:  David B. Miller
                                            Title: Attorney-in-fact